                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 7, 2006
                                                        -----------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

         New York                    0-3319                     13-1784308
         --------                    ------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                One Commerce Park, Valhalla, NY           10595
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO OF A MATERIAL DEFINITIVE AGREEMENT.

         On  September  7,  2006,  the  registrant  entered  into  a  separation agreement and general release (the  "Separation  Agreement")  with Mark A. Koch, the Principal  Accounting Officer of the registrant.  The Separation  Agreement, which is attached hereto as EXHIBIT 99.01 and incorporated  herein by reference, provides that Mr. Koch's last day of employment  with the registrant will be the first  business day following the filing by the  registrant  with the SEC of its
Annual  Report on Form 10-K for the fiscal  year  ending July 29, 2006 but in no event later than November 30, 2006 unless mutually agreed in writing between the parties (the "Termination  Date"). The Separation  Agreement also provides for a payment of one (1) year's base  salary  payable  pro-rata  over 12 months by the registrant  to Mr.  Koch  commencing  with  the  first  pay  day  following  the
Termination Date; provided,  however, that in the event the registrant sells any of its  assets or the assets of any of its U.S.  subsidiaries  for cash and such sale results in net cash  proceeds to the  registrant  of at least $5.0 million, then the  registrant  shall  pay to Mr.  Koch  any  balance  outstanding  of the severance  payment  within ten (10) days after receipt by the registrant of such net cash proceeds from such asset sale. Mr. Koch agreed to release and discharge the  registrant,  as more fully  described  in the  Separation  Agreement.  This summary of the  Separation  Agreement  does not  purport to be  complete  and is subject to and qualified in its entirety by reference to the actual text of such agreement.

ITEM 1.02.   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         The Separation  Agreement  supersedes the Severance Benefits Agreement, dated May 23, 2005, between the registrant and Mr. Koch (the "Severance Benefits
Agreement"), except that the terms and conditions of Article IV of the Severance
Benefits Agreement survive and remain in full force and effect.

ITEM 5.02.   DEPARTURE  OF  DIRECTORS   OR  PRINCIPAL   OFFICERS;   ELECTION  OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 7, 2006,  Mark A. Koch,  age 48,  voluntarily  resigned as
Principal Accounting Officer and Treasurer of the registrant effective the first business day following the filing by the  registrant  with the SEC of its Annual
Report on Form 10-K for the fiscal  year  ending  July 29,  2006 but in no event later than November 30, 2006 unless  mutually agreed in writing between Mr. Koch and the registrant.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Financial Statements of Businesses Acquired.

             Not Applicable.

       (b)   Pro Forma Financial Information.

             Not Applicable.

       (c)   Shell Company Transactions.

             Not Applicable.

       (d)   Exhibits.

             99.01  Separation  Agreement  and  General  Releases  dated  as  of
                    September 7, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEL GLOBAL TECHNOLOGIES CORP.
                                                (Registrant)

Date: September 7, 2006
                                       By:  /s/ James A. Risher
                                           -------------------------------------
                                           James A. Risher
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

          Exhibit No.                      Description
          -----------                      -----------

          99.01                            Separation   Agreement   and  General
                                           Releases  dated  as of  September  7,
                                           2006